Exhibit 10.56

EXECUTION COPY

AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

            AMENDMENT NO. 1, dated as of July 19, 2002, to the Credit Agreement referred to below, between XL CAPITAL LTD, a company incorporated under the laws of the Cayman Islands, British West Indies, X.L. AMERICA, INC., a Delaware corporation, XL INSURANCE (BERMUDA) LTD., a Bermuda limited liability company, XL EUROPE LTD, a company incorporated under the laws of Ireland, and XL RE LTD, a Bermuda limited liability company, each of the Lenders party to such Credit Agreement and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

            The Obligors, the Lenders and the Administrative Agent are parties to a 364-Day Credit Agreement dated as of June 27, 2002 (the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by or on behalf of said Lenders to the Account Parties in an aggregate principal or face amount not exceeding $2,000,000,000. The Obligors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Effective as provided in Section 4 of this Amendment No. 1, the Credit Agreement is hereby amended as follows:

            2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

            2.02. Section 2.04 of the Credit Agreement is hereby amended to read in its entirety as follows:

            “SECTION 2.04. Non Syndicated Letters of Credit.

            (a) General. Subject to the terms and conditions set forth herein, at the request of any Account Party the Lenders agree at any time and from time to time during the Availability Period to issue Non-Syndicated Letters of Credit for the account of such Account Party in an aggregate amount that will not result in the Credit Exposure exceeding the Commitments (it being understood that Non-Syndicated Letters of Credit may be issued, or be outstanding, for the account of more than one of the Account Parties at any time). Each Non-Syndicated Letter of Credit shall be in such form as is consistent with the requirements of the applicable regulatory authorities in the jurisdiction of issue as reasonably determined by the Administrative Agent or

Amendment No. 1 to 364-Day Credit Agreement

as otherwise agreed to by the Administrative Agent and XL Capital. Each Non-Syndicated Letter of Credit shall be issued by the respective Issuing Lender thereof, through the Administrative Agent as provided in Section 2.04(c), in the amount of such Issuing Lender’s Applicable Percentage of the aggregate amount of Non-Syndicated Letters of Credit being requested by such Account Party at such time, and (notwithstanding anything herein or in any other Letter of Credit Document to the contrary) such Non-Syndicated Letter of Credit shall be the sole responsibility of such Issuing Lender (and of no other Person, including any other Lender or the Administrative Agent). Notwithstanding anything to the contrary in this Agreement, no Non-Syndicated Letter of Credit may be requested hereunder for any jurisdiction unless XL Capital provides evidence reasonably satisfactory to the Administrative Agent that Syndicated Letters of Credited do not comply with the insurance laws of such jurisdiction.

            (b) Notice of Issuance, Amendment, Renewal or Extension. To request the issuance of Non-Syndicated Letters of Credit (or the amendment, renewal or extension of outstanding Non-Syndicated Letters of Credit), an Account Party shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Administrative Agent) to the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of Non-Syndicated Letters of Credit, or identifying the Non-Syndicated Letters of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension, as the case may be (which shall be a Business Day), the date on which such Non-Syndicated Letters of Credit are to expire (which shall comply with paragraph (e) of this Section), the aggregate amount of all Non-Syndicated Letters of Credit to be issued in connection with such request, the name and address of the beneficiary thereof and the terms and conditions of (and such other information as shall be necessary to prepare, amend, renew or extend, as the case may be) such Non-Syndicated Letters of Credit. If Non-Syndicated Letters of Credit issued in connection with the same request shall provide for the automatic extension of the expiry date thereof unless the Issuing Lender thereof or the Administrative Agent gives notice that such expiry date shall not be extended, then the Administrative Agent (acting on behalf of the relevant Issuing Lenders) will give such notice for all such Non-Syndicated Letters of Credit if requested to do so by the Required Lenders in a notice given to the Administrative Agent not more than 60 days, but no less than 45 days, prior to the current expiry date of such Non-Syndicated Letter of Credit. If requested by the Administrative Agent, such Account Party also shall submit a letter of credit application on JPMCB’s standard form in connection with any request for a Non-Syndicated Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by any Account Party to, or entered into by any Account Party with, the Administrative Agent (acting on behalf of the relevant issuing Lenders) relating to any Non-Syndicated Letter of Credit, the terms and conditions of this Agreement shall control.

Amendment No. 1 to 364-Day Credit Agreement

            (c) Issuance and Administration. Each Non-Syndicated Letter of Credit shall be executed and delivered by the Administrative Agent (which term, for purposes of this Section 2.04 and any other provisions of this Agreement, including Article IX and Section 10.03, relating to Non-Syndicated Letters of Credit, shall be deemed to refer to, unless the context otherwise requires, JPMCB acting in its capacity as the Administrative Agent or in its individual capacity, in either case as attorney-in-fact for the respective Issuing Lender), acting through any duly authorized officer of JPMCB, in the name and on behalf of, and as attorney-in-fact for, the Issuing Lender party to such Non-Syndicated Letter of Credit. With respect to each Non-Syndicated Letter of Credit, the Administrative Agent shall act in the name and on behalf of, and as attorney-in-fact for, the Lender issuing such Non-Syndicated Letter of Credit and in that capacity shall, and each Lender hereby irrevocably appoints and designates the Administrative Agent, acting through any duly authorized officer of JPMCB, to so act in the name and on behalf of, and as attorney-in-fact for, each Lender with respect to each Non-Syndicated Letter of Credit to be issued by such Lender hereunder and, without limiting any other provision of this Agreement, to, (i) execute and deliver in the name and on behalf of such Lender each Non-Syndicated Letter of Credit to be issued by such Lender hereunder, (ii) receive drafts, other demands for payment and/or other documents presented by the beneficiary thereunder, (iii) determine whether such drafts, demands and/or documents are in compliance with the terms and conditions thereof, (iv) notify the beneficiary of any such Non-Syndicated Letter of Credit of the expiration or non-renewal thereof in accordance with the terms thereof, (v) advise such beneficiary of any change in the office for presentation of drafts under any such Non-Syndicated Letter of Credit, (vi) enter into with the Account Parties any such letter of credit application or similar agreement with respect to any such Non-Syndicated Letter of Credit as the Administrative Agent shall require, (vii) remit to the beneficiary of any such Non-Syndicated Letter of Credit any payment made by such Lender and received by the Administrative Agent in connection with a drawing thereunder, (viii) perform any and all other acts which in the sole opinion of the Administrative Agent may be necessary or incidental to the performance of the powers herein granted with respect to such Non-Syndicated Letter of Credit, (ix) notify such Lender and the Account Parties that a valid drawing has been made and the date that the related LC Disbursement is to be made; provided that the Administrative Agent shall have no obligation or liability for any LC Disbursement under such Non-Syndicated Letter of Credit and (x) delegate to any agent of JPMCB and such agent’s Related Parties, or any of them, the performance of any of such powers. Each Lender hereby ratifies and confirms (and undertakes to ratify and confirm from time to time upon the request of the Administrative Agent) whatsoever the Administrative Agent (or any Related Part thereof) shall do or purport to do by virtue of the power herein granted. Promptly upon the request of the Administrative Agent, each Lender will furnish to the Administrative Agent such powers of attorney or other evidence as any beneficiary of any Non-Syndicated Letter of Credit may reasonably request in order to demonstrate that the Administrative Agent has the power to act as attorney-in-fact for such Lender with respect to such Non-Syndicated Letter of Credit (together with such evidence of the due authorization,

Amendment No. 1 to 364-Day Credit Agreement

execution, delivery and validity of such power of attorney as the Administrative Agent may reasonably request). Without limiting any provision of Article IX, the Administrative Agent may perform any and all of its duties and exercise any and all of its rights and powers under this Section 2.04 through its Related Parties.

            (d) Limitations on Amounts. Non-Syndicated Letters of Credit shall be issued, amended, renewed or extended only if (and upon such issuance, amendment, renewal or extension of each Non-Syndicated Letter of Credit the Account Parties shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the aggregate Credit Exposure of the Lenders shall not exceed the excess, if any, of (A) the aggregate amount of the Commitments over (B) the aggregate stated amount of all letters of credit identified in Schedule VI (other than Backstopped Letters of Credit and Replaced Letters of Credit) at the time outstanding and (ii) the sum of (A) the Credit Exposure (excluding any Alternative Currency LC Exposure) of each Lender plus (B) the aggregate stated amount of all letters of credit identified in Schedule VI issued by such Lender (other than Backstopped Letters of Credit and Replaced Letters of Credit) at the time outstanding shall not exceed the Commitment of such Lender.

            (e) Expiry Date. Each Non-Syndicated Letter of Credit shall expire at or prior to the close of business on the date one year after the date of the issuance of such Non-Syndicated Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension).

            (f) Participations. By the issuance of a Non-Syndicated Letter of Credit (or an amendment to a Non-Syndicated Letter of Credit increasing the amount thereof) by the respective Issuing Lender, and without any further action on the part of such Issuing Lender or the Lenders, such Issuing Lender hereby grants to each Lender (other than the Issuing Lender itself), and each such Lender hereby acquires from such Issuing Lender, a participation in such Non-Syndicated Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Non-Syndicated Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Non-Syndicated Letter of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Non-Syndicated Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for account of the respective Issuing Lender, such Lender’s Applicable Percentage of each LC Disbursement made by an Issuing Lender in respect of any Non-Syndicated Letter of Credit promptly upon the request of the Administrative Agent at any time from the time such LC Disbursement is made until such LD Disbursement is reimbursed by the Account Parties or at

Amendment No. 1 to 364-Day Credit Agreement

any time after any reimbursement payment is required to be refunded to the Account Parties for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Promptly following receipt by the Administrative Agent of any payment from the Account Parties pursuant to the next following paragraph, the Administrative Agent shall distribute such payment to the respective Issuing Lender or, to the extent that the Lenders have made payments pursuant to this paragraph to reimburse such Issuing Lender, then to such Lenders and such Issuing Lender as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Lender for any LC Disbursement shall not relieve the Account Parties of their obligation to reimburse such LC Disbursement.

            (g) Reimbursement. If any Issuing Lender shall make any LC Disbursement in respect of any Non-Syndicated Letter of Credit, regardless of the identity of the Account Party of such Non-Syndicated Letter of Credit, the Account Parties jointly and severally agree that they shall reimburse such Issuing Lender in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than noon, New York City time, on (i) the Business Day that the Account Parties receive notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Account Parties receive such notice, if such notice is not received prior to such time.

            If the Account Parties fail to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Account Parties in respect thereof and such Lender’s Applicable Percentage thereof.

            (h) Obligations Absolute. The Account Parties’ joint and several obligations to reimburse LC Disbursements in respect of any Non-Syndicated Letter of Credit as provided in paragraph (g) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Non-Syndicated Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Non-Syndicated Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Lender under a Non-Syndicated Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Non-Syndicated Letter of Credit (provided that the Account Parties shall not be obligation to reimburse such LC Disbursements unless payment is made against presentation of a draft or other document that at least substantially complies with the terms of such Non-Syndicated Letter of Credit), (iv) at any time or from time to time, without notice to any Account Party, the time for any performance of or compliance with any of such reimbursement obligations of any other Account Party being waived, extended or renewed, (v) any of such reimbursement obligations of any other Account

Amendment No. 1 to 364-Day Credit Agreement

Party being amended or otherwise modified in any respect, or any guarantee of any of such reimbursement obligations being released, substituted or exchanged in whole or in part or otherwise dealt with, (vi) the occurrence of any Default, (vii) the existence of any proceedings of the type described in clause (g) or (h) or Article VIII with respect to any other Account Party or any guarantor of any of such reimbursement obligations, (viii) any lack of validity or enforceability of any of such reimbursement obligations against any other Account Party or any guarantor of any of such reimbursement obligations, or (ix) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the obligations of any account Party hereunder.

            Neither the Administrative Agent, the Lenders nor any Issuing Lender, nor any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the payment or failure to make any payment under a Non-Syndicated Letter of Credit (irrespective of any of the circumstances referred to in the preceding sentence) as a result of determining whether drafts or other documents presented under a Non-Syndicated Letter of Credit comply with the terms thereof, or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Non-Syndicated Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of an Issuing Lender; provided that the foregoing shall not be construed to excuse the Administrative Agent or a Lender from liability to the Account Parties to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Account Parties to the extent permitted by applicable law) suffered by the Account Parties that are caused by the gross negligence or willful misconduct of the Administrative Agent or a Lender when determining whether drafts and other documents presented under Non-Syndicated Letter of Credit comply with the terms thereof. The parties hereby expressly agree that:

              (i) the Administrative Agent may accept documents that appear on their face to be in substantial compliance with the terms of a Non-Syndicated Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Non-Syndicated Letter of Credit;

              (ii) the Administrative Agent shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Non-Syndicated Letter of Credit; and

Amendment No. 1 to 364-Day Credit Agreement

              (iii) this sentence shall establish the standard of care to be exercised by the Administrative Agent when determining whether drafts and other documents presented under a Non-Syndicated Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

            (i) Disbursement Procedures. The Administrative Agent shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under an Non-Syndicated Letter of Credit. The Administrative Agent shall promptly after such examination (i) notify each of the Lenders and the Account Parties by telephone (confirmed by telecopy) of such demand for payment and (ii) deliver to each Lender (including the Issuing Lender) a copy of each document purporting to represent a demand for payment under such Non-Syndicated Letter of Credit. With respect to any drawing properly made under a Non-Syndicated Letter of Credit, the Issuing Lender thereof will make an LC Disbursement in respect of such Non-Syndicated Letter of Credit in accordance with its liability under such Non-Syndicated Letter of Credit and this Agreement, such LC Disbursement to be made to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make any such LC Disbursement available to the beneficiary of such Non-Syndicated Letter of Credit by promptly crediting the amounts so received, in like funds, to the account identified by such beneficiary in connection with such demand for payment. Promptly following any LC Disbursement by any Issuing Lender in respect of any Non-Syndicated Letter of Credit, the Administrative Agent will notify the Account Parties of such LC Disbursement; provided that any failure to give or delay in giving such notice shall not relieve the Account Parties of their obligation to reimburse such Issuing Lender with respect to any such LC Disbursement.

            (j) Interim Interest. If any LC Disbursement with respect to a Non-Syndicated Letter of Credit is made, then, unless the Account Parties shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Account Parties reimburse such LC Disbursement, at the rate per annum equal to (i) 1% plus the Alternate Base Rate to but excluding the date three Business Days after such LC Disbursement is made and (ii) from and including the date three Business Days after such LC Disbursement is made, 3% plus the Alternate Base Rate.

            (k) Right of Contribution. The Account Parties hereby agree, as between themselves, that if any Account Party shall pay any reimbursement obligation in respect of any LC Disbursement with respect to a Non-Syndicated Letter of Credit issued to support the obligations of another Account Party (the Specified Account Party), the Specified Account Party shall, on demand (but subject to the next sentence), pay to such first Account Party an

Amendment No. 1 to 364-Day Credit Agreement

amount equal to the amount of such reimbursement. The payment obligation of a Specified Account Party to another Account Party under this paragraph (k) shall be subordinate and subject in right of payment to the prior payment in full of the obligations of the Specified Account Party under this Agreement and each other Credit Document, and such other Account Party shall not exercise any right or remedy with respect to such reimbursement until payment and satisfaction in full of all of such obligations of the Specified Account Party.”

            Section 3. Representations and Warranties. Each Account Party hereby represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of such Account Party set forth in Article IV of the Credit Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 1) and as if each reference in said Article IV to “this Agreement” includes reference to this Amendment No. 1 and (ii) both immediately prior to and as of the date hereof, no Default has occurred and is continuing.

            Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 1 shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 duly executed and delivered by each of the Obligors and the Required Lenders.

            Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment No. 1 shall constitute a waiver of any rights and/or remedies that the Lenders and/or the Administrative Agent may have under the Credit Agreement and nothing contained herein shall obligate the Lenders to grant any future waiver of any provision of the Credit Agreement. XL Capital shall pay all reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMorgan Chase Bank, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 1 to 364-Day Credit Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

X.L. AMERICA, INC.,

as an Account Party and a Guarantor

By: /s/ Charles F. Barr

   Name: Charles F. Barr

   Title: Secretary, General Counsel

XL INSURANCE (BERMUDA) LTD,

as an Account Party and a Guarantor

By: _________________________

   Name:

   Title:

XL EUROPE LTD,

as an Account Party and a Guarantor

By: _________________________

   Name:

   Title:

XL RE LTD,

as an Account Party and a Guarantor

By: _________________________

   Name:

   Title:

Amendment No. 1 to 364-Day Credit Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

X.L. AMERICA, INC.,

as an Account Party and a Guarantor

By: /s/ Charles F. Barr

   Name: Charles F. Barr

   Title: Secretary, General Counsel

XL INSURANCE (BERMUDA) LTD.

as an Account Party and a Guarantor

By: /s/ James P. McNichols

   Name: James P. McNichols

   Title: EVP

XL EUROPE LTD,

as an Account Party and a Guarantor

By: /s/ Brian M. O’Hara

   Name: Brian M. O’Hara

   Title: Chairman

XL RE LTD,

as an Account Party and a Guarantor

By: /s/ H. Keeling

   Name: H. Keeling

   Title: C.E.O.

Amendment No. 1 to 364-Day Credit Agreement

            IN WITNESS WHEREOF, XL Capital has caused this Amendment No. 1 to be duly executed as a Deed by an authorized officer as of the day and year first above written.

EXECUTED AS A DEED by X.L. CAPITAL LTD, INC,

As an Account Party and a Guarantor

By: /s/ Candida Medeiras

   witness

By: /s/ Jerry de St. Paer

   Name: Jerry de St. Paer

   Title: Executive Vice President
              and Chief Financial Officer

Amendment No. 1 to 364-Day Credit Agreement

Lenders

JPMORGAN CHASE BANK,

individually and as Administrative Agent

By: /s/ Helen L. Newcomb

   Name: Helen L. Newcomb

   Title: Vice President

CITIBANK, N.A.

By: /s/ Michael A. Taylor

   Name: Michael A. Taylor

   Title: VP, Citibank, N.A.

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ruth Leung

   Name: Ruth Leung

   Title: Director

By: /s/ John S. McGill

   Name: John S. McGill

   Title: Director

Amendment No. 1 to 364-Day Credit Agreement

MELLON BANK, N.A.

By: /s/ Carrie Burnham

   Name: Carrie Burnham

   Title: Assistant Vice President

BANK OF AMERICA, N.A.

By: _________________________

   Name:

   Title:

BANK ONE, NA

By: /s/ Gretchen Roetzer

   Name: Gretchen Roetzer

   Title: Director

By: _________________________

   Name:

   Title:

BARCLAYS BANK PLC

By: /s/ Paul Johnston

   Name: Paul Johnston

   Title: Relationship Director

Amendment No. 1 to 364-Day Credit Agreement

CREDIT LYONNAIS NEW YORK BRANCH

By: /s/ Sebastian Rocco

   Name: Sebastian Rocco

   Title: Senior Vice President

DRESDNER BANK AG, NEW YORK AND

GRAND CAYMAN BRANCHES

By: /s/ J. Curtin Beaudouin

   Name: J. Curtin Beaudouin

   Title: Director

By: /s/ Deborah Carlson

   Name: Deborah Carlson

   Title: Director

FLEET NATIONAL BANK

By: /s/ George J. Urban

   Name: George J. Urban

   Title: Portfolio Manager

HSBC BANK USA

By: __________________

   Name:

   Title:

Amendment No. 1 to 364-Day Credit Agreement

HSBC BANK USA

By: _________________________

   Name:

   Title:

LLOYDS TSB BANK PLC

By: /s/ Michael J. Gilligan

   Name: Michael J. Gilligan

   Title: Director, Financial Institutions, USA

By: /s/ Matthew S.R. Tuck

   Name: Matthew S.R. Tuck

   Title: Vice President, Financial Institutions, USA

      T020

WACHOVIA BANK, N.A.

By: /s/ Daniel J. Norton

   Name: Daniel J. Norton

   Title: Director

ABN AMRO BANK N.V.

By: __________________

   Name:

   Title:

Amendment No. 1 to 364-Day Credit Agreement

NATIONAL WESTMINSTER BANK PLC

By: /s/ John Mallett

   Name: John Mallett

   Title: Senior Corporate Manager

THE BANK OF NOVA SCOTIA

By: /s/ J.W. Campbell

   Name: J.W. Campbell

   Title: Industry Head

THE BANK OF NEW YORK

By: /s/ Gary Overton

   Name: Gary Overton

   Title: Vice President

COMERICA BANK

By: /s/ Martin G. Ellis

   Name: Martin G. Ellis

   Title: Vice President

Amendment No. 1 to 364-Day Credit Agreement

ING BANK N.V., LONDON BRANCH

By: /s/ M. Sharman

   Name: M. Sharman

   Title: Managing Director

By: /s/ P. Galpin

   Name: P. Galpin

   Title: Director

MERRILL LYNCH BANK USA

By: ________________________________

   Name:

   Title:

NATIONAL AUSTRALIA BANK LIMITED

By: /s/ Dennis Cogan

   Name: Dennis Cogan

   Title: Director

STATE STREET BANK AND TRUST COMPANY

By: /s/ Lisa Anne Boutuene

   Name: Lisa Anne Boutuene

   Title: Vice President

Amendment No. 1 to 364-Day Credit Agreement